Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, February 1, 2023 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on January 20, 2023 (ex-date January 19, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

			Fiscal Year-to-Date
Distribution Estimates	January 2023 (MTD)		(YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.005	0.2%
Net Realized Short-Term Capital Gains	—	0.0%	0.602	25.6%
Net Realized Long-Term Capital Gains	0.131	72.8%	1.700	72.1%
Return of Capital (or other Capital Source)	0.049	27.2%	0.049	2.1%

Total Distribution	$0.180	100.0%	$2.356	100.0%

(1)	Fiscal year started February 1, 2022. Per Share Amount includes the special year-end distribution of $0.196 per share sourced from Net Realized Long-Term Capital Gains.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

December 30, 2022
Average Annual Total Return on NAV for the 5-year period (2)	9.59%
Annualized Current Distribution Rate (3)	10.87%
Fiscal YTD Cumulative Total Return on NAV (4)	-19.66%
Fiscal YTD Cumulative Distribution Rate (5)	10.95%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Annualized Current Distribution Rate is the current distribution rate ($0.18 per share) annualized as a percentage of the Fund’s NAV at month end.

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Diversified Income & Convertible Fund—2

(5)

Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end (inclusive of the special year-end distribution) as a percentage of the Fund’s NAV at month end. The Fiscal YTD Cumulative Distribution Rate would be 9.96% if the special year-end distribution of $0.196 per share was excluded

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund , contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of virtus.com.

Cusip: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, March 1, 2023 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on February 13, 2023 (ex-date February 10, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	February 2023 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.019	10.6%	$0.019	10.6%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.161	89.4%	0.161	89.4%

Total Distribution	$0.180	100.0%	$0.180	100.0%

(1)	Fiscal year started February 1, 2023.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

January 31, 2023
Average Annual Total Return on NAV for the 5-year period (2)	10.01%
Annualized Current Distribution Rate (3)	10.18%
Fiscal YTD Cumulative Total Return on NAV (4)	-13.49%
Fiscal YTD Cumulative Distribution Rate (5)	11.11%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate ($0.18 per share) annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the prior fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Diversified Income & Convertible Fund—2

(5)

Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the prior fiscal year (February 1, 2022) to this month end (inclusive of the special year-end distribution) as a percentage of the Fund’s NAV at month end. The Fiscal YTD Cumulative Distribution Rate would be 10.18% if the special year-end distribution of $0.196 per share was excluded

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund , contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of virtus.com.

Cusip: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, April 3, 2023 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on March 13, 2023 (ex-date March 10, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

			Fiscal Year-to-Date
Distribution Estimates	March 2023 (MTD)		(YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.019	5.3%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.180	100.0%	0.341	94.7%

Total Distribution	$0.180	100.0%	$0.360	100.0%

(1)	Fiscal year started February 1, 2023.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

February 28, 2023
Average Annual Total Return on NAV for the 5-year period (2)	9.83%
Annualized Current Distribution Rate (3)	10.61%
Fiscal YTD Cumulative Total Return on NAV (4)	-3.23%
Fiscal YTD Cumulative Distribution Rate (5)	0.88%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

Virtus Diversified Income & Convertible Fund—2

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund , contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of virtus.com.

Cusip: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, May 1, 2023 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on April 13, 2023 (ex-date April 12, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

			Fiscal Year-to-Date
Distribution Estimates	April 2023 (MTD)		(YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.019	3.5%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.180	100.0%	0.521	96.5%

Total Distribution	$0.180	100.0%	$0.540	100.0%

(1)	Fiscal year started February 1, 2023

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

March 31, 2023
Average Annual Total Return on NAV for the 5-year period (2)	10.52%
Annualized Current Distribution Rate (3)	10.50%
Fiscal YTD Cumulative Total Return on NAV (4)	-1.23%
Fiscal YTD Cumulative Distribution Rate (5)	1.75%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund—2

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund , contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of virtus.com.

Cusip: 92840N100

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Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, June 1, 2023 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on May 11, 2023 (ex-date May 10, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

			Fiscal Year-to-Date
Distribution Estimates	May 2023 (MTD)		(YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.019	2.6%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.180	100.0%	0.701	97.4%

Total Distribution	$0.180	100.0%	$0.720	100.0%

(1)	Fiscal year started February 1, 2023

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

April 28, 2023
Average Annual Total Return on NAV for the 5-year period (2)	10.31%
Annualized Current Distribution Rate (3)	10.66%
Fiscal YTD Cumulative Total Return on NAV (4)	-1.85%
Fiscal YTD Cumulative Distribution Rate (5)	2.66%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund—2

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund , contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of virtus.com.

Cusip: 92840N100

# # #

Virtus Diversified Income & Convertible Fund

Section 19(a) Notice

HARTFORD, CT, July 3, 2023 — Virtus Diversified Income & Convertible Fund (NYSE: ACV) declared a distribution of $0.18 per share to shareholders of record at the close of business on June 12, 2023 (ex-date June 9, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	June 2023 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.019	2.1%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.180	100.0%	0.881	97.9%

Total Distribution	$0.180	100.0%	$0.900	100.0%

(1)	Fiscal year started February 1, 2023

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

May 31, 2023
Average Annual Total Return on NAV for the 5-year period (2)	9.54%
Annualized Current Distribution Rate (3)	10.68%
Fiscal YTD Cumulative Total Return on NAV (4)	-1.17%
Fiscal YTD Cumulative Distribution Rate (5)	3.56%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

Virtus Diversified Income & Convertible Fund—2

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Diversified Income & Convertible Fund , contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of virtus.com.

Cusip: 92840N100

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